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                                                                    EXHIBIT 10.1


                          SECURITY AGREEMENT - PLEDGE


                                   ARTICLE I.

                      Parties, Collateral and Obligations

         THIS SECURITY AGREEMENT - PLEDGE (the "Security Agreement") dated on or as of the 9th day of June, 1995 (the "Effective Date"), by and between LOUISIANA RIVERBOAT GAMING PARTNERSHIP, a Louisiana partnership ("Debtor"), and CROWN CASINO CORPORATION, a Texas corporation ("Secured Party").

                              W I T N E S S E T H:

         WHEREAS, of even date herewith, Debtor has purchased from Secured Party fifty percent (50%) of the issued and outstanding shares of capital stock consisting of fifty thousand (50,000) shares (the "Shares") of ST. CHARLES GAMING COMPANY, INC., a Louisiana corporation ("SCGC"), pursuant to the terms and conditions of that certain Amended Stock Purchase Agreement dated June 2, 1995, but effective March 2, 1995, by and among Secured Party, SCGC and Debtor (the "Purchase Agreement"); and

         WHEREAS, of even date herewith, Secured Party and Debtor, as shareholders of SCGC, have entered into that certain Shareholders Agreement (the "Shareholders Agreement");

         WHEREAS, as partial payment of the purchase price of the Shares, Debtor has executed and delivered to Secured Party that certain Promissory Note of even date herewith in the original principal sum of Twenty Million and No/100 Dollars ($20,000,000), bearing interest at the rate stated therein, and any and all renewals, extension and modifications thereof (the "Note"); and

         WHEREAS, the obligations of Debtor pursuant to the Note are to be secured by the Shares, and as an inducement to Secured Party, Debtor hereby agrees to pledge such Shares to secure the repayment of the Note.

         NOW, THEREFORE, as an inducement to Secured Party to accept the Note, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Debtor grants to Secured Party a security interest in the following property:

         An aggregate of fifty thousand (50,000) shares of the authorized, issued and outstanding Common Stock, no par value, of SCGC represented by certificate number 105, registered in the name of Debtor on the stock books and records of SCGC, with a stock power, duly endorsed in blank, attached to each certificate.
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All property of all kinds in which the Secured Party is herein granted a security interest shall hereinafter be called the "Collateral". Debtor agrees to execute such stock powers, endorse such instruments or execute such additional pledge agreements or other documents as may be required by the Secured Party in order to effectively grant to Secured Party the pledge of and security interest in the Collateral.

         The security interest granted herein secures the payment of all payments due from Debtor to Secured Party pursuant to the terms and provisions of the Note (the "Obligations").

                                  ARTICLE II.

                       Warranties and Covenants of Debtor

         Debtor hereby warrants, covenants and agrees that until the Obligations have been repaid in full:

         (a) Except as specified in the Purchase Agreement or the Shareholders Agreement, it is the owner of the Collateral free from any adverse claim, security interest, encumbrance or other claims or rights of third parties whatsoever, save and except only the lien and security interest granted hereby.

         (b) Except as specified in the Purchase Agreement or the Shareholders Agreement, Debtor will keep the Collateral free from any liens, security interests or encumbrances, save and except only the lien and security interest granted hereby.

         (c) Debtor waives any right to require Secured Party to proceed against another person or exhaust the Collateral or to pursue any other remedies which Secured Party may have. Except as otherwise set forth in the Note, Debtor waives presentment, demand for performance, notice of nonperformance, protest, notice of protest and dishonor with respect to the Collateral.

         (d) This Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms. The Debtor's execution and delivery of this Agreement has been approved, in writing, by its General Partners, Louisiana River Site Development, Inc. and CSNO, Inc., and no other consents or approvals are necessary for its proper execution or enforceability.





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         (e)     As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Debtor, the Debtor shall deliver to the Secured Party the unaudited balance sheet of the Debtor as at the end of such year and the unaudited statement of income of the Debtor for such year.

         (f) As soon as available and in any event within forty-five (45) days after the close of each fiscal quarter of the Debtor, the Debtor shall deliver to the Secured Party the unaudited balance sheet of the Debtor as at the end of such fiscal quarter and the unaudited statement of income of the Debtor for such fiscal quarter.

         (g) Debtor will cause to be paid prior to delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Party for or on account of the indebtedness secured hereby or the interest created by this Security Agreement and will furnish Secured Party with receipts or other satisfactory evidence showing payment of such taxes and assessments at least ten (10) days prior to the applicable default date therefor.

         (h) If the validity or priority of this Security Agreement or of any right, title, security interest or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted against Debtor with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Security Agreement and the right, title, security interest and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by Debtor and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

         (i) Debtor will, on request of Secured Party, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Security Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof;
         (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further security agreements, financing statements and continuation statements) and do such further acts as may be necessary,





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         desirable or proper to carry out more effectively the purposes of this
         Security Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the then Collateral; and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

         (j) Except as specified in the Purchase Agreement or the Shareholders Agreement, Debtor will not sell, exchange, lend, assign, transfer or otherwise dispose of all or any part of the Collateral or any interest therein, or permit any of the foregoing, without the prior written consent of Secured Party.

                                  ARTICLE III.

                               Events of Default

         The term "Event of Default", whenever used in this Security Agreement, shall mean any one or more of the following events or conditions:

         (a) Failure by Debtor to make payment of the Obligations as the same become due in accordance with the terms thereof, and such failure continues for a period of ten (10) days from the scheduled due date thereof, or

         (b) Debtor shall have (i) except as allowed in accordance with the terms of the Shareholders Agreement, dissolved or terminated its existence without the express written assumption of the Obligations by the transferee with the consent of the Secured Party, which consent will not be unreasonably withheld, (ii) made a general assignment for the benefit of creditors, (iii) been adjudicated a bankrupt or insolvent, or (iv) filed a voluntary petition in bankruptcy or a petition or any answer seeking an arrangement with creditors or to take advantage of any insolvency law or any answer admitting the material allegations of a petition filed against it in bankruptcy; or

         (c) Any breach of Debtor's representations and warranties contained herein, or any intentional misstatement or omission of fact or failure to state facts necessary to make such representations and warranties not misleading; or





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         (d)     Any breach by Debtor of any covenant, agreement or undertaking of Debtor contained in this Security Agreement, and continuance of such breach for a period of thirty (30) days after the receipt by Debtor from Secured Party of notice of such breach.

                                  ARTICLE IV.

                                    Remedies

         Upon the happening and continuance of any Event of Default specified in Article III above, at the option of Secured Party the Obligations shall become immediately due and payable without presentment or demand or any notice to Debtor or any other person obligated thereon, and Secured Party shall have and may exercise any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas, and as otherwise granted herein or under any other law or under any other agreement executed by Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of or utilize such portion of the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred by Secured Party and toward payment of the Obligations in such order or manner as Secured Party may elect, and any surplus shall be paid to the Debtor. Debtor agrees that receipt by Debtor of notice of sale or other disposition of the Collateral at least ten
(10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement of giving notice.

                                   ARTICLE V.

                       Secured Party's Powers and Duties
                           with Respect to Collateral

         (a) Secured Party shall be entitled to receive and have delivered to Secured Party, to be held by Secured Party under this Security Agreement as Collateral, all stock dividends and stock issued as a result of stock splits, and Debtor shall immediately pledge and deposit with Secured Party any such stock that may come into its possession or control. Until a default shall have occurred and be continuing, Debtor shall be entitled to receive all cash dividends upon the shares of stock of SCGC which are at any time pledged as Collateral hereunder.





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         (b)     Unless and until a default hereunder shall have occurred and be continuing, Debtor shall have the right to vote all shares of stock pledged as Collateral with the same force and effect as though such shares were not pledged hereunder, and Debtor shall have the right to retain the shares of stock pledged as Collateral in its own name.

         (c) Secured Party shall be under no duty to collect any amount which may be or become due on any of the Collateral, to collect principal, interest or dividends, to keep the same insured, to make any presentments, demands or notices of protest, in connection with any of the Collateral, or to do anything for the enforcement and collection of Collateral or the protection thereof.

         (d) Not limiting the generality of any of the foregoing but in amplification of the same, Secured Party shall not be liable to or responsible for any diminution in the value of the Collateral from any cause whatsoever, other than the active misfeasance of Secured Party. If all of the Obligations are paid in full and if there are no sums due and owing by Debtor to Secured Party hereunder, all rights of Secured Party shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby and such security interest shall be released by Secured Party.

         (e) Notwithstanding anything contained herein, the Secured Party agrees to subordinate its security interest in the Collateral to a lender which provides financing to SCGC on terms acceptable to Secured Party and which requires a first priority security interest in the Collateral as a condition to providing such financing; provided, however, that so long as no default has occurred under such financing arrangement, SCGC shall be permitted to make distributions on the Collateral to the Maker, if available.

                                  ARTICLE VI.

                                    Notices

         All notices, demands and requests which may be given or which are required to be given by any party to the others shall be in writing and shall be deemed effective when either: (a) personally delivered to the intended recipient; (b) sent by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; (c) delivered in person to the address set forth below for the party to which the notice was given; (d) deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Emery or Purolator, addressed to such party at the address specified below; or (e) sent by facsimile, telegram or telex, provided that receipt for such facsimile, telegram or telex is verified by the sender and followed by a notice sent in accordance with one of the other provisions set forth above. Notices shall be





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effective on the date of delivery or receipt or, if delivery is not accepted, on the earlier of the date that delivery is refused or three (3) days after the date the notice is mailed. For purposes of this Article, the addresses of the parties for all notices are as follows (unless changes by similar notice in writing are given by the particular person whose address is to be changed):

         (a)     If to Secured Party, to:

                          Crown Casino Corporation
                          Attn: Mr. Mark D. Slusser, Vice President - Finance 2415 W. Northwest Highway, Suite 103
                          Dallas, Texas 75220,

                 with a copy to:

                          T. J. Falgout, III, Esq.
                          Stumpf & Falgout, P.C.
                          1400 Post Oak Boulevard, Suite 400
                          Houston, Texas 77056;

         (b)     If to Debtor, to:

                          Louisiana Riverboat Gaming Partnership
                          Louisiana River Site Development Inc., General Partner c/o The Edward J. DeBartolo Corporation
                          7620 Market Street
                          Youngstown, Ohio 44513-3287
                          Attn: Mr. Gerald Wiemann, Vice President,

                 and to:

                          Louisiana Riverboat Gaming Partnership
                          CSNO, Inc., General Partner
                          c/o Casino America, Inc.
                          711 Washington Loop
                          Biloxi, Mississippi 39530
                          Attn: Mr. James E. Ernst, Chief Executive Officer





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                 with a copy to:

                          Mr. Arthur Wolfcale
                          Vice President and Secretary
                          The Edward J. DeBartolo Corporation
                          7620 Market Street
                          Youngstown, Ohio 44512-6085

                 and

                          Allan B. Solomon, Esq.
                          Chairman of the Executive Committee
                          Casino America, Inc.
                          2200 Corporate Blvd., N.W., Suite 310
                          Boca Raton, Florida 33431.

                                  ARTICLE VII.

                            Survival of Agreements,
                         Representations and Warranties

         All agreements, representations and warranties contained herein or made in writing by or on behalf of Debtor in connection with the transactions contemplated hereby shall survive the execution and delivery of this Security Agreement, and any investigation at any time by Secured Party or on its behalf.

                                 ARTICLE VIII.

                                 Miscellaneous

         (a) No right or remedy in this Security Agreement or the Note is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to every other right or remedy herein or therein conferred, or now or hereafter existing at law or in equity or by statute.

         (b) No delay or omission by Secured Party in the exercise of any right or remedy shall impair such right or remedy or any other right or remedy or shall be construed to be a waiver of any default or an acquiescence therein; and every right and remedy herein conferred or now or hereafter existing at law or in equity or by statute, may be exercised separately or concurrently and in such order and as often as may be deemed expedient by Secured Party. Not limiting the generality of the foregoing, pursuit or exercise of any right





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         or remedy herein, in the Note, or by law or in equity or by statute, shall not be, and shall not be considered to be, an election against, waiver or relinquishment of, any other right or remedy.

         (c) The invalidity or unenforceability of any of the rights or remedies herein provided in any jurisdiction shall not in any way affect the right to the enforcement in such jurisdiction or elsewhere of any of the other rights or remedies herein provided.

         (d) THIS SECURITY AGREEMENT IS BEING DELIVERED AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF SUCH STATE.

         (e) This Security Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

         (f) The headings of this Security Agreement are for the purpose of reference only and shall not limit or otherwise affect any of the terms hereof.

         (g) Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and the plural.

         (h) This Security Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (i) THIS SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.





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         IN WITNESS WHEREOF, this Security Agreement has been executed and delivered as of the date first above written.

                                DEBTOR:

                                LOUISIANA RIVERBOAT GAMING PARTNERSHIP,
                                         a Louisiana general partnership

                                By:      Louisiana River Site Development,
                                         Inc., General Partner, a wholly-owned
                                         subsidiary of Louisiana Downs, Inc.


                                         By: /s/ Gerald Wiemann
                                            ------------------------------------
                                         Name: Gerald Wiemann
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------

                                By:      CSNO, Inc., General Partner, a
                                         wholly-owned subsidiary of Casino
                                         America, Inc.


                                         By: /s/ Allan B. Solomon
                                            ------------------------------------
                                         Name: Allan B. Solomon
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------


                                SECURED PARTY:

                                CROWN CASINO CORPORATION


                                By:      /s/ Edward R. McMurphy
                                   ---------------------------------------------
                                         Edward R. McMurphy, President





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